Exhibit 99.2

                                     HEXCEL

                              Investor Information

  Hexcel Corporation, 281 Tresser Boulevard, Stamford, CT 06901 (203) 969-0666



                                                                   July 23, 2007


              Reclassifed 2006 Historical Statements of Operations


Hexcel Corporation has reclassified its historical statements of operations for the quarterly periods of 2006 and 2007. The reclassified statements reflect the first quarter 2007 sale of its Architectural business in France and its second quarter 2007 agreement to sell the assets of its U.S. Electronics, Ballistics & General Industrial reinforcement product lines ("EBGI") as discontinued operations. The attached supplemental schedule presents the reclassified results from Hexcel's continuing operations for the four quarters of 2006 and the first quarter of 2007.


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
                               Hexcel Corporation
                       Statement of Continuing Operations
                                Quarterly Summary
                                ( $ in millions )
=================================================================================================================================
                                                                                                                        Year-to-
                                               Quarter-to-Date                   Year-to-Date         Quarter-to-Date     Date
                                    ------------------------------------ --------------------------- ------------------ ---------
                                    March 31, June 30, Sept. 30, Dec. 31, June 30, Sept. 30, Dec. 31, March 31, June 30, June 30,
                                       2006     2006     2006     2006      2006     2006     2006      2007     2007      2007
                                    ------------------------------------ --------------------------- ------------------ ---------

 Net sales                           $ 260.3  $ 274.0  $ 252.3  $ 262.9   $ 534.3  $ 786.6 $1,049.5   $ 282.6  $ 289.8   $ 572.4

 Cost of sales                         195.7    206.5    197.0    203.8     402.2    599.2    803.0     211.1    219.4     430.5
                                    ------------------------------------ --------------------------- ------------------ ---------

   Gross margin                         64.6     67.5     55.3     59.1     132.1    187.4    246.5      71.5     70.4     141.9
   % Gross margin                       24.8%    24.6%    21.9%    22.5%     24.7%    23.8%    23.5%     25.3%    24.3%     24.8%

 Selling, general and administrative    28.1     25.9     24.1     25.4      54.0     78.1    103.5      31.0     27.4      58.4
 Research and technology expenses        7.5      7.4      6.8      8.0      14.9     21.7     29.7       9.5      8.5      18.0
 Business consolidation and
  restructuring expenses                 0.9      0.3      0.5      8.2       1.2      1.7      9.9       1.1      0.5       1.6
                                    ------------------------------------ --------------------------- ------------------ ---------

   Operating income                     28.1     33.9     23.9     17.5      62.0     85.9    103.4      29.9     34.0      63.9
   % Operating margin                   10.8%    12.4%     9.5%     6.7%     11.6%    10.9%     9.9%     10.6%    11.7%     11.2%

 Interest expense, net                   6.7      6.1      5.7      5.1      12.8     18.5     23.6       5.7      6.0      11.7
 Non-operating (income) expense,
  net                                    -        -        -      (15.6)      -        -      (15.6)      0.4      -         0.4
                                    ------------------------------------ --------------------------- ------------------ ---------

   Income from continuing operations
    before income taxes, equity in
    earnings and discontinued
    operations                          21.4     27.8     18.2     28.0      49.2     67.4     95.4      23.8     28.0      51.8

 Provision for income taxes              8.5     10.9      4.0     11.3      19.4     23.4     34.7      10.0     11.9      21.9

   Income from continuing operations
    before equity in earnings and
    discontinued operations             12.9     16.9     14.2     16.7      29.8     44.0     60.7      13.8     16.1      29.9

 Equity in earnings of investments
  in affiliated companies                1.1      1.1      1.0      1.0       2.2      3.2      4.2       1.0      1.4       2.4
                                    ------------------------------------ --------------------------- ------------------ ---------

   Net income from continuing
    operations                          14.0     18.0     15.2     17.7      32.0     47.2     64.9      14.8     17.5      32.3

 Income from discontinued
  operations, net of tax                 0.5     (0.4)     0.5      0.4       0.1      0.6      1.0       8.7     (8.7)      -

     Net income                      $  14.5  $  17.6  $  15.7  $  18.1   $  32.1  $  47.8  $  65.9   $  23.5  $   8.8   $  32.3
                                    ==================================== =========================== ================== =========

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 Depreciation and amortization       $   9.2  $   9.3  $   9.0  $  10.0   $  18.5  $  27.5  $  37.5   $   9.7  $   9.9   $  19.6
 Stock-based compensation                3.0      2.3      1.6      1.4       5.3      6.9      8.3       4.8      1.9       6.7
 Capital expenditures & deposits
  for property purchases                24.1     26.2     31.5     36.1      50.3     81.8    117.9      15.6     30.5      46.1

--------------------------------------------------------------------------------------------------------------------------------

 Basic net income per common share:
   Continuing Operations             $  0.15  $  0.19  $  0.16  $  0.19   $  0.34  $  0.50  $  0.70   $  0.16  $  0.18   $  0.34
   Discontinued Operations              0.01      -       0.01      -         -       0.01     0.01      0.09    (0.09)      -
                                    ------------------------------------ --------------------------- ------------------ ---------
   Net income                        $  0.16  $  0.19  $  0.17  $  0.19   $  0.34  $  0.51  $  0.71   $  0.25  $  0.09   $  0.34

 Diluted net income per common
  share:
   Continuing Operations             $  0.15  $  0.19  $  0.16  $  0.19   $  0.34  $  0.50  $  0.68   $  0.15  $  0.18   $  0.33
   Discontinued Operations               -      (0.01)     -        -         -        -       0.01      0.09    (0.09)      -
                                    ------------------------------------ --------------------------- ------------------ ---------
   Net income                        $  0.15  $  0.18  $  0.16  $  0.19   $  0.34  $  0.50  $  0.69   $  0.24  $  0.09   $  0.33

 Weighted average common shares
  outstanding:
   Basic                                92.9     93.4     93.7     93.7      93.2     93.3     93.4      94.0     94.4      94.4
   Diluted                              95.1     95.5     95.2     95.6      95.4     95.4     95.5      96.1     96.3      96.3

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